 PROSPECTUS
                                                             October 31, 1997
Real Estate Fund

 A fund seeking capital appreciation and current income through investments in companies engaged in real estate.

 T. Rowe Price

 Ram Logo

FACTS AT A GLANCE
Real Estate Fund


Investment Goal
To provide long-term capital appreciation and current income.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest primarily in the stocks of companies involved in the real estate business, such as REITs and real estate operating, development, management, and financing companies.


Risk/Reward
The potential to provide long-term capital growth and current income. The fund will invest primarily in real estate stocks, which can include small companies. Consequently, the fund may be riskier than funds with more diversified investments or those that invest in larger companies. However, stocks of real estate companies provide a means of diversifying an investment portfolio. The fund's share price may fall, causing a loss. See Fund, Market, and Risk Characteristics for more detailed information about the fund.


Investor Profile
Individuals seeking long-term growth and current income through exposure to real estate companies, who can accept the greater risk of price declines inherent in a narrowly focused fund. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. Shares purchased and held for less than six months are subject to a 1% redemption fee, paid to the fund. No fees or charges to buy shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager
Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed approximately $125 billion for more than six million individual and institutional investor accounts as of September 30, 1997.

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated October 31, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

T. Rowe Price Real Estate Fund, Inc.

Prospectus

October 31, 1997

CONTENTS
1         ABOUT THE FUND
          Transaction and Fund Expenses                         2
          -------------------------------------------------------
          Fund, Market, and Risk Characteristics                3
          -------------------------------------------------------

2         ABOUT YOUR ACCOUNT
          Pricing Shares and Receiving Sale Proceeds            8
          -------------------------------------------------------
          Distributions and Taxes                               9
          -------------------------------------------------------
          Transaction Procedures and Special Requirements      12
          -------------------------------------------------------

3         MORE ABOUT THE FUND
          Organization and Management                          15
          -------------------------------------------------------
          Understanding Performance Information                17
          -------------------------------------------------------
          Investment Policies and Practices                    18
          -------------------------------------------------------

4         INVESTING WITH T. ROWE PRICE
          Account Requirements and Transaction Information     26
          -------------------------------------------------------
          Opening a New Account                                26
          -------------------------------------------------------
          Purchasing Additional Shares                         28
          -------------------------------------------------------
          Exchanging and Redeeming                             28
          -------------------------------------------------------
          Shareholder Services                                 30
          -------------------------------------------------------
          Discount Brokerage                                   32
          -------------------------------------------------------
          Investment Information                               33
          -------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------

   o Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.

   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate the fund for a year, based on projected fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1
     Shareholder Transaction                       Annual Fund Expenses             Percentage of Fiscal Year
     Expenses                                      (after reduction)                Average Net Assets

     Sales charge "load" on purchases    None      Management fee                   0.05%/b/

     Sales charge "load" on reinvested
     distributions                       None      Marketing fees (12b-1)           None


     Redemption fees (on shares held     1.00%/a/
     less than six months)                         Total other (shareholder servic
                                                   ing, custodial, auditing, etc.)  0.95%/b/

     Exchange fees                       None      Total fund expenses              1.00%/b/
---------------------------------------------------------------------------------------------------------------



a Please see Contingent Redemption Fee under Pricing Shares and Receiving Sale
  Proceeds for additional information.

b In the interest of limiting the expenses of the fund during its initial period of operations, T. Rowe Price has agreed to waive fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 2001, or if it would result in the expense ratio exceeding 1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without this expense limitation, it is estimated that the fund's management fee, other expenses, and total expense ratio would be 0.62%, 0.95%, and 1.57%, respectively. Organizational expenses will be charged to the fund over a period not to exceed 60 months.

Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.32% as of September 30, 1997, and an individual fund fee of 0.30%.

ABOUT THE FUND                                3
  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
                  1 year               3 years

                  $ 10                 $ 32
------------------------------------------------------------

   o Table 2 is just an example; actual expenses can be higher or lower than those shown.


 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


   o The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?


   The fund seeks long-term growth through a combination of capital appreciation and current income.


 What is the fund's investment program?

   The fund will invest at least 80% of total assets (under normal conditions) in the equity securities of real estate companies. The fund's definition of real estate companies is broad and includes those with a minimum of 50% of revenues or profits derived from, or assets committed to, real estate activities. Examples include (but are not limited to) the following:

  . Real estate investment trusts (REITs);

  . Real estate operating companies;

T. ROWE PRICE                                 4
  . Real estate brokers, developers, and builders of residential, commercial, and industrial properties;

  . Property management firms;

  . Finance, mortgage, and mortgage servicing firms;

  . Construction supply and equipment manufacturing companies; and

  . Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

   The fund will not own real estate directly and will have no restrictions on the size of companies selected for investment.

   To take advantage of overseas opportunities, the fund is permitted to invest up to 25% of its total assets in foreign securities. While common stocks will be the principal holdings, the fund can also purchase other types of securities, such as preferred stocks, convertible stocks and bonds, warrants, and debt securities when considered consistent with its investment objective and program. The portfolio manager may also employ a variety of investment management practices, such as buying and selling futures and options.

   Up to 20% of fund assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms, as well as in companies unrelated to the real estate business.


   o For further details on the fund's investment program, practices, and risks, please see the section entitled Investment Policies and Practices.


 How does the fund select stocks for the portfolio?

   Stock selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and income-producing potential. Factors considered by the portfolio manager in selecting real estate companies include: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company's real estate activities.

   At different times, the market may favor one type of real estate investment over another, and the fund's flexible investment charter enables it to seek opportunities wherever they exist in the industry. Both capital appreciation (or depreciation) and current income will be important components of total return, and the contribution made by each at any time will depend on the composition of the portfolio and market conditions.

ABOUT THE FUND                                5
 What are some of the fund's potential risks?

   While the fund will not invest directly in property, many of the risks involved in direct real estate investing will apply to the fund as well. The fund will be less diversified than stock funds investing in a broad range of industries, and, therefore, its share price could decline when conditions are perceived as unfavorable for the real estate industry. For example, changes in the tax laws, overbuilding, environmental regulations or hazards, the quality of property management in the case of REITs, and other factors could have a negative impact on the fund.

   Real estate is also affected by general economic conditions. When economic growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and can make other investments more attractive.

   Generally, a fund limited to one area of economic activity represents greater potential risk of price fluctuation than a more diversified fund, although the relatively high income offered by certain real estate companies moderates this risk to some extent.


   To the extent that the portfolio has substantial exposure to small companies, it will be subject to the greater price fluctuations typical of small-cap stocks (those with a total market capitalization of $500 million or less). Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger-company securities. Small companies often have limited liquidity, markets, or financial resources, and their management may lack depth and experience.

   To the extent that the fund invests in foreign companies, its share price will be subject to the additional risk of fluctuations in the foreign exchange value of the dollar.


   o The fund's share price will fluctuate; when you sell your shares, you may lose money.


 What are some of the fund's potential rewards?

   The stocks of companies engaged in the real estate area could provide significant long-term appreciation through capital growth and income. Other potential benefits include:

  . Diversification While the long-term returns from real estate stocks have been attractive, periods of strong performance have not always coincided with those of the broad market. Therefore, real estate stocks may provide beneficial diversification when combined with other stocks and asset classes in an investment portfolio;

T. ROWE PRICE                                 6
  . Current income Many real estate stocks, including REITs, pay relatively high dividends, which could serve to cushion a portfolio's overall return in a general market decline; and

  . Inflation hedge Historically, real estate has tended to appreciate during times of accelerating inflation. Therefore, a fund investing in real estate companies may provide a hedge against inflation.

   What is a REIT?
   The fund may invest a substantial portion of its assets in real estate investment trusts or REITs, which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. "Equity" REITs invest primarily in real estate that produces income from rentals. "Mortgage" REITs invest primarily in mortgages and derive their income from interest payments.

   The types of properties owned, and sometimes managed, by REITs include:

   . office buildings                 . health care facilities
   . apartments and condominiums      . manufactured housing
   . retail properties                . self-storage facilities
   . industrial and commercial        . golf courses
     sites
   . hotels and resorts


   REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. For this reason and others, a fund investing in REITs provides investors with an efficient, low-cost means of diversifying among various types of property in different regions.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.


   o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

ABOUT THE FUND                                7
 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek capital growth and current income through a more narrowly focused fund and are willing to accept the price swings that can affect real estate stocks, the fund could be an appropriate part of your long-term investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.


 Important Note on Tax Reporting for the Real Estate Fund


   Distributions from the Real Estate Fund will not be included in your consolidated 1099-DIV, which we send to you in January of each year. The Real Estate Fund's distributions will be reported on a separate 1099-DIV, mailed to you in February. The reasons for this are:

  . A sizable portion of the dividends paid by REITs may represent a return of capital. Consequently, a portion of the fund's distributions may also represent a return of capital. Return of capital distributions are not taxable to you, but you must deduct them from the cost basis of your investment in the fund. Returns of capital are listed as "nontaxable distributions" on Form 1099-DIV.


  . REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the fund to meet its January 31 deadline for 1099-DIV reporting. Therefore, to ensure accurate and complete tax information, we will send you a separate 1099-DIV for this fund in February (subject to approval by the IRS).

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

ABOUT YOUR ACCOUNT                            9
  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   The fund is not designed for short-term traders, whose frequent purchases, redemptions, and exchanges can unnecessarily disrupt the fund's investment program and drive up the fund's transaction costs. For these reasons, the fund assesses a 1% fee on redemptions (including exchanges) of shares held for less than six months.

   Redemption fees will be paid to the fund to help offset transaction costs. The fund will use the first-in, first-out (FIFO) method to determine the six-month holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than six months, the redemption fee will be assessed.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. These exceptions may not apply to shares held in broker omnibus accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services).

   In determining "six months," the fund will use the anniversary date of a transaction. Thus, shares purchased on December 1, 1997, for example, will be subject to the fee if they are redeemed on or prior to May 31, 1998. If they are redeemed on or after June 1, 1998, they will not be subject to the fee.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

T. ROWE PRICE                                 10
   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) quarterly.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT                            11
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   o The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   After year-end, you will be sent Form 1099-DIV, indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All taxable distributions made by the fund are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Recent changes in the tax code revised capital gain holding periods for long-term gains and created a new class of mid-term gains. Short-term (one year or less) capital gain distributions continue to be taxable at the same rates as ordinary income. Gains on securities held more than 12 months but not more than 18 months (mid-term gains) are taxed at the rates formerly applicable to long-term gains, and gains on securities held for more than 18 months are taxed at lower long-term rates. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   Because the fund invests in REITs, a portion of its capital gain distributions may fall into a special capital gains tax category (currently 25%). Such gains are identified as "unrecaptured Section 1250 gains" on Form 1040.

   A portion of your dividends and distributions received from the fund will represent earnings and gains passed through from the fund's REIT investments. Like mutual funds, REITs are required to pay out their income dividends and capital gains to shareholders each year. Unlike mutual fund dividends, a REIT's cash dividend frequently exceeds its taxable income, because a portion is reduced by noncash expenses like depreciation. Therefore, at year-end, a portion of a REIT's dividend may be reclassified as a return of capital, causing a similar reclassification of a portion of the dividend paid by the fund. The amount of your dividend that is a return of capital is not subject to federal or state income taxes, but you must reduce the cost basis of your fund shares by that amount.

T. ROWE PRICE                                 12
   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may result in the fund's dividend being classified as a return of capital.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution. If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check

ABOUT YOUR ACCOUNT                            13
   or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states that you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades just described, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).

T. ROWE PRICE                                 14
 Keeping Your Account Open

   Due to the relatively high cost to the fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1997 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.


 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members will be independent of T. Rowe Price.


   o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

T. ROWE PRICE                                 16
   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   David M. Lee, Chairman, Stephen W. Boesel, Anna M. Dopkin, Charles M. Ober, Brian C. Rogers, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Lee joined T. Rowe Price in 1993 as an investment analyst following six years with IBM. He is a Chartered Financial Analyst and holds an MBA from Stanford.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


   o For the fiscal period ending December 31, 1997, the fund is expected to pay $3,000 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services and $10,000 to T. Rowe Price for accounting services.

   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index, the Spectrum Funds, and any institutional or private label

ABOUT YOUR ACCOUNT                            17
   mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
     ----------------------------------------------------------------------------
     0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
     ----------------------------------------------------------------------------
     0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
     ----------------------------------------------------------------------------
     0.390%  Next $1 billion   0.330%  Next $10 billion
     ----------------------------------------------------------------------------
     0.370%  Next $1 billion   0.320%  Next $10 billion


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $77 billion at September 30, 1997, the group fee was 0.32%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


   o Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and end of the period specified.

T. ROWE PRICE                                 18
 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio, provided you held it for the entire period in question.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with

MORE ABOUT THE FUND                           19
   the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.


   Real Estate Industry Concentration
   Fundamental policy The fund will concentrate (invest more than 25% of its total assets) in the real estate industry as defined in this prospectus.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance

T. ROWE PRICE                                 20
   that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Debt Securities
   A bond or money market instrument is usually an interest-bearing security -
    an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Money market securities and bonds (such as zero coupon bonds) may also be issued in discounted form to reflect the rate of interest paid. In such a case, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so that its yield generally reflects market rates.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain bonds have interest rates, adjusted periodically, which tend to minimize fluctuations in their principal value. In calculating the fund's weighted average maturity, the maturity of these securities may be shortened under certain specified conditions.

   Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   High-Yield/High-Risk Investing
   The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded

MORE ABOUT THE FUND                           21
   as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may purchase any type of junk bond including those in default. However, the fund will not purchase noninvestment-grade debt securities if, immediately after such purchase, the fund would have more than 10% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.


   o At its discretion, the fund may retain a security whose credit quality is downgraded after purchase.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, or the financial institution providing the credit support.

   Mortgage-Backed Securities
   The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed

T. ROWE PRICE                                 22
   securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

   Additional mortgage-related securities in which the fund may invest include:

  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.

   Operating policy The fund may invest up to 10% of its total assets in stripped mortgage securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the

MORE ABOUT THE FUND                           23
   price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.


   o Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

   Deferrable Subordinated Securities
   Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund's investment objective and program.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.

T. ROWE PRICE                                 24
 Types of Management Practices

   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against

MORE ABOUT THE FUND                           25
   which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33 1/3% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover
   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rate for its initial period of operations is not expected to exceed 150%.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts
T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE                  27
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

Through a Broker
If you buy or sell T. Rowe Price funds through anyone other than T. Rowe Price, such as broker-dealers or banks, you may be charged transaction or service fees by those institutions. No such fees are charged by T. Rowe Price Investment Services or the T. Rowe Price funds for transactions conducted directly with the fund.

T. ROWE PRICE                                 28
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

INVESTING WITH T. ROWE PRICE                  29
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see addresses / /under Opening a New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of

T. ROWE PRICE                                 30
the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into

INVESTING WITH T. ROWE PRICE                  31
a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

T. ROWE PRICE                                 32
Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

INVESTING WITH T. ROWE PRICE                  33
Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.


To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers

 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

 Invest With Confidence
 T. Rowe Price
                                                                F22-040 10/31/97




                                   November 5, 1997


Ruth Sanders, Esq.
Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:  T. Rowe Price Real Estate Fund, Inc. (The "Fund")
     File Nos.: 333-36137/811-08371

Dear Ms. Sanders:

     This letter accompanies our filing of the Fund's prospectus under Rule 497 of the Securities Act of 1933. The filing reflects various non-material changes made to the Fund's prospectus that was filed as part of Pre-Effective Amendment No. 1 on October 29, 1997. There are no changes to the Fund's Statement of Additional Information. An updated prospectus module has been filed, and all changes have been redlined.

     The prospectus and Statement of Additional Information went effective on October 30, 1997, at 2:30 p.m. These documents will be used for the offer and sale of Fund shares.

                                   Sincerely,

                                   /s/Forrest R. Foss
                                   Forrest R. Foss